LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated May 19, 2014

to the Prospectus Dated May 1, 2014

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Legg Mason Dynamic Multi-Strategy VIT Portfolio, this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On page two of the prospectus, under Separate Account Investment Options, the following name change is effective June 30, 2014.

Legg Mason Dynamic Multi-Strategy VIT Portfolio will change its name to QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS the following name change is effective June 30, 2014.

Legg Mason Dynamic Multi-Strategy VIT Portfolio will change its name to QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Under CONDENSED FINANCIAL INFORMATION the following name change is effective June 30, 2014.

Legg Mason Dynamic Multi-Strategy VIT Portfolio will change its name to QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

A corresponding name change is hereby made throughout the prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this supplement for future reference.